UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 28, 2004


                               DIGITALTHINK, INC.

             (Exact name of Registrant as specified in its charter)

       DELAWARE                    000-28687                        94-3244366
  --------------------- ------------------------------- ------------------------
  (State or other           (Commission File Number)           (I.R.S. Employer
   jurisdiction of                                              Identification
   incorporation)                                               Number)

                               601 BRANNAN STREET
                         SAN FRANCISCO, CALIFORNIA 94107
                    (Address of principal executive offices)

                                 (415) 625-4000
              (Registrant's telephone number, including area code)


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Item 5. Other Events

The board of directors of DigitalThink, Inc. today announced a dividend for a total of $2,287,933, payable to stockholders of record as of May 3, 2004.

DigitalThink is issuing the dividend pursuant to the settlement of its dispute with EDS Corporation for $2.5 million. The payment of the dividend is contingent on the closing of the previously announced acquisition of DigitalThink by Convergys Corporation, anticipated to close on May 3, 2004. If the contingencies are satisfied, the payment date for the dividend will be May 14, 2004.

Item 7. Financial Statements and Exhibits

         c) Exhibits

         99.1 Press release dated April 28, 2004, DigitalThink, Inc. Announces Settlement of EDS Dispute and Cash Dividend

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   April 28, 2004                   DIGITALTHINK, INC.


                                          /s/  MICHAEL W. POPE
                                          ---------------------------------
                                          Michael W. Pope
                                          President and Chief Executive Officer

                               DIGITALTHINK, INC.

                            EXHIBIT INDEX TO FORM 8-K
                              Dated April 28, 2004

Exhibits

99.1 Press release dated April 28, 2004, DigitalThink, Inc. Announces Settlement of EDS Dispute and Cash Dividend.


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